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                                                                    Exhibit 32.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002


In connection with the Quarterly Report of Cover-All Technologies Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarterly period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ann F. Massey, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 13, 2007


/s/ Ann F. Massey
--------------------------------
Name:    Ann F. Massey
Title:   Chief Financial Officer